File No. 33-59261, 811-5626
                                            Filed under Rule 497(e)

                              PROSPECTUS SUPPLEMENT

                             Dated February 3, 1997


                                Supplement to the
                      Prospectus dated February 3, 1997 for
                   DEFERRED VARIABLE ANNUITY CONTRACTS issued
                    by Golden American Life Insurance Company
                    (the "GoldenSelect DVA PLUS Prospectus")


                                    __________


            THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS.


A Fixed Interest Division option may be available through the group and individual deferred variable annuity contracts offered by Golden American Life Insurance Company. The Fixed Interest Division is part of the Golden American General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered through an Offering Brochure, dated September 3, 1996. When reading through the GoldenSelect DVA Prospectus, the Fixed Interest Division should be counted among the various divisions available for the allocation of your premiums. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

More complete information relating to the Fixed Interest Division is found in the Offering Brochure. Please read it carefully before you send money.



Golden American Life Insurance Company
Golden American Life Insurance Company is a stock company domiciled in Wilmington, Delaware

IN 3107 FID 2/97